Exhibit 99.906CERT

EXHIBIT 12 (B)
Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer

AEGON/TRANSAMERICA SERIES TRUST
FOR THE PERIOD ENDING JUNE 30, 2006
FORM N-CSR CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of AEGON/Transamerica Series Trust (the “Trust”) on Form N-CSR for the period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies that, to his knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ John K. Carter	Date:	August 29, 2006
John K. Carter
Chief Executive Officer

/s/ Glenn E. Brightman	Date:	August 29, 2006
Glenn E. Brightman
Principal Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.